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                                                                    Exhibit 24.1

                                 POWER OF ATTORNEY

     We the undersigned directors and/or officers of Endorex Corporation (the "Company"), hereby severally constitute and appoint Michael S. Rosen, President and Chief Executive Officer, and David G. Franckowiak, Chief Financial Officer, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, the 1999 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, and any and all amendments to said Annual Report, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

     WITNESS our hands on this 30th day of March, 2000.



  /s/  Michael S. Rosen                             /s/  David G. Franckowiak
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Michael S. Rosen                                  David G. Franckowiak



  /s/  Richard Dunning                              /s/  Steve H. Kanzer
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Richard Dunning                                   Steve H. Kanzer



  /s/ Paul D. Rubin                                 /s/  H. Laurence Shaw
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Paul D. Rubin                                     H. Laurence Shaw



  /s/ Kenneth Tempero                               /s/  Steven Thornton
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Kenneth Tempero                                   Steven Thornton